UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2010

The Scotts Miracle-Gro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-644-0011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2010, The Scotts Miracle-Gro Company (the "Company") announced that it has received a binding offer from Israel Chemicals Ltd. ("ICL") to acquire all of the issued and outstanding shares of certain of the Company’s indirect subsidiaries as well as certain other assets, which together make up a significant majority of the assets of the Company’s global professional business (the "Business"), for $270 million, subject to certain adjustments at closing, in an all-cash transaction. The Company’s non-European professional seed business is not included in this offer. Upon receipt of approval from the Business’ works council in the Netherlands, ICL, the Company and The Scotts Company LLC ("Scotts"), a wholly-owned subsidiary of the Company, intend to enter into a definitive share and business sale agreement (the "SBSA") providing for the sale of the professional business by Scotts to ICL. The Company expects to guarantee all of Scotts’ obligations under the SBSA.

The Company countersigned the offer on December 6, 2010, thereby agreeing to comply with certain provisions of the offer, which, in part, references certain terms of the SBSA. Agreed terms include provisions (i) requiring that the Company deal exclusively with ICL with respect to a sale of the Business and restricting solicitation of competing offers for the Business, (ii) requiring that the Company use reasonable efforts to obtain the approval of the Business’ works council in the Netherlands, (iii) pertaining to the termination fees summarized below, (iv) relating to the warranties set forth in the SBSA, (v) requiring the parties to use reasonable endeavors to satisfy conditions precedent and pre-closing obligations (which include compliance with the provisions of, and receipt of approvals from, environmental and other regulatory bodies), and (vi) relating to confidentiality and non-disclosure obligations.

Termination Fees

If the offer is not accepted by the Company within 10 days after the approval of the transaction by the Business’ works council in the Netherlands, or in any event by May 30, 2011, a $7.5 million fee will be payable by Scotts to ICL.

Pursuant to the SBSA, a $7.5 million fee will payable by (i) the Company to ICL if the SBSA is terminated by ICL due to Scotts’ material breach, and (ii) by ICL to the Company if (a) ICL fails to consummate the transaction under certain circumstances, including failure to obtain certain antitrust approvals, prior to June 6, 2011, or (b) ICL terminates the SBSA following the occurrence of certain material events that would be deemed to have an adverse effect on the Business.

Conditions

The sale will be subject to customary closing conditions, including the receipt of antitrust clearance in certain jurisdictions.

The SBSA contains customary warranties of each of Scotts and ICL. Subject to certain exceptions, these warranties will survive until 20 months following the closing of the transaction and, in the event of a breach, each of Scotts and ICL (as the case may be) may be subject to a claim for damages, which, in some cases, may be limited. The SBSA will also contain customary interim operational and other customary covenants.

In the SBSA, Scotts will agree to indemnify ICL for certain health and safety and product liability related claims, subject to certain limitations.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press releases dated December 7, 2010 announcing the transaction is furnished as Exhibit 99.1 to this Item 7.01 of this Current Report on Form 8-K.

Reconciliations of non-GAAP measures included in the press release to the most directly comparable GAAP measures are set forth below:

Adjusted Pro Forma EBITDA for the Global Professional Business to be Disposed*
For the fiscal year ended September 30, 2010 (in millions)

Operating income from Global Professional Segment $12.1
Operating loss from business not included in the disposition (11.9)
Operating income from Global Professional Business to be Disposed 24.0
Depreciation and amortization 3.0
Non-transferable allocations, net 3.1 (a)
Normalized material costs 2.5 (b)
Expiring royalty arrangement (1.2) (c)
Adjusted pro forma EBITDA (Global Professional Business to be Disposed) 31.4

(a) Elimination of certain cost allocations from shared services outside of the Global Professional Business to be Disposed, net of assumed stand-alone costs.

(b) Primarily comprised of adjustments to cost of goods sold to reflect commodity input costs stated at market value within the period of sale.

(c) Reflects fiscal 2010 royalties earned under an arrangement which expired at the end of the Company’s 2010 fiscal year.

_________________
*Adjusted Pro Forma EBITDA for the Global Professional Business to be Disposed is intended to illustrate the economic earnings of this business on a stand-alone basis for the fiscal year ended September 30, 2010. We have provided a reconciliation of Adjusted pro forma EBITDA of the Global Professional Business to be Disposed to operating income of our global professional business segment, as reported in our Form 10-K for the fiscal year ended September 30, 2010. This reconciliation is provided solely for the purpose of complying with SEC regulations and not as an indication that Adjusted pro forma EBITDA for the Global Professional Business to be Disposed is a substitute measure for income from operations either for our global professional business segment or for the Global Professional Business to be Disposed. We further note that historical performance is not an indication of future results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

a) Financial statements of businesses acquired:
Not applicable.

(b) Pro forma financial information:
Not applicable.

(c) Shell company transactions:
Not applicable.

(d) Exhibits:

99.1 - News Release issued by The Scotts Miracle-Gro Company on December 7, 2010 (furnished pursuant to Item 7.01)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Scotts Miracle-Gro Company

December 8, 2010	By:	/s/ David C. Evans

Name: David C. Evans
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 - News Release issued by The Scotts Miracle-Gro Company on December 7, 2010 (furnished pursuant to Item 7.01)